UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-4764

                       DREYFUS PREMIER MUNICIPAL BOND FUND
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000


Date of fiscal year end:  4/30

Date of reporting period: 10/31/03


                                         FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

      Dreyfus Premier
      Municipal Bond Fund

      SEMIANNUAL REPORT October 31, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                            Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Municipal Bond Fund covers the six-month period from May 1, 2003, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. After several years of falling interest rates and rising bond prices, municipal bonds recently have become more volatile. As might be expected in a strengthening economy, securities that are more sensitive to their issuers' credit quality have generally outperformed those that tend to respond more to changes in interest rates.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Premier Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended October 31, 2003, the fund achieved total returns of 1.71% for Class A shares, 1.37% for Class B shares and 1.34% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 1.47% for the same period.(2) In addition, the fund is reported in the Lipper General Municipal Debt Funds category. The average total return for all funds reported in this category was 1.24% over the reporting period.(3)

During  the  reporting  period,  the  municipal  bond  market  was influenced by heightened volatility as investors' attention apparently shifted from credit-related risks to interest-rate-related risks amid signs of a strengthening economy. The fund's Class A shares produced a higher return than its benchmark and Lipper category average, due primarily to its relatively short average duration, which helped shelter the fund from the full brunt of the market's volatility.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and a municipal bond's potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

attractive current yields or that are trading at competitive market prices. A portion of the fund' s assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environments. We may also look to select bonds that are most likely to obtain attractive prices when sold.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

When the reporting period began, persistent economic weakness already had led to historically low interest rates and a sustained rally among high-quality bonds, including tax-exempt securities. Despite the quick end of major combat in Iraq and signs of stronger economic growth, interest rates continued to fall and municipal bonds rallied throughout the spring of 2003 as investors anticipated another interest-rate reduction. At its meeting in late June, the Federal Reserve Board cut short-term interest rates to 1%, their lowest level since 1958, citing the risks of further economic weakness and potential deflationary pressures.

However, the municipal bond market fell sharply in July and early August when new evidence of economic strength emerged. Investors apparently shifted their attention from the risk of credit-quality downgrades to the risk of higher interest rates in a recovering economy, leading to a surge of selling in the municipal bond markets. As a result, municipal bonds suffered the worst six-week decline in their history. Although the market rebounded in September and October, it failed to recover fully by the reporting period's end.

In this volatile environment, we attempted to reduce the fund's sensitivity to interest-rate movements. We did so by decreasing the fund's weighted average maturity from approximately 18 years at the start of the reporting period to about 16 years at the reporting period's end. Similarly, the fund's average duration -- a measure of sensitivity to changes in interest rates -- fell from
7.13 years to 6.76 years.


At the same time, we continued to upgrade the fund's overall credit quality by selling many of its lower-rated, corporate-backed holdings and eliminating its position in bonds issued on behalf of airlines that had hindered the fund's performance during previous reporting periods. While this reduction in the fund's exposure to lower-rated securities held back its relative performance during the reporting period, as investors' credit concerns waned, we believe it represents a prudent change for the longer term.

WHAT IS THE FUND'S CURRENT STRATEGY?

When making new purchases, we generally have focused on bonds in the 10- to 12-year maturity range, where yield differences currently are relatively steep. In our judgment, bonds in this maturity range have the potential to be beneficial as they move closer to their final maturities. We generally have emphasized insured bonds and securities backed by revenues from essential-services facilities, such as toll roads and water plants.(4) We believe that these strategies should position the fund to weather further volatility until the economy's direction becomes clearer.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2003 (Unaudited)


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.0%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.9%

University of Alabama, HR

   5.75%, 9/1/2020 (Insured; MBIA)                                                            3,000,000                3,286,380

ARKANSAS--1.6%

Arkansas Federal Highway Grant Anticipation

   5.25%, 8/1/2010                                                                            5,000,000                5,680,600

CALIFORNIA--8.5%

California 5.625%, 5/1/2018                                                                   5,550,000                5,883,942

California Department Water Resources,

  Power Supply Revenue

   6%, 5/1/2015                                                                               6,000,000                6,821,760

California Pollution Control Financing Authority, PCR

  (Southern California Edison Company)

   7%, 3/1/2005                                                                               2,500,000                2,526,600

California Public Works Board, LR

  (Dept. of Corrections Corcoran)

   5.50%, 1/1/2017 (Insured; AMBAC)                                                           5,000,000                5,469,400

Foothill/Eastern Transportation Corridor Agency,

  Toll Road Revenue

   6%, 1/1/2034 (Prerefunded 1/1/2007)                                                        5,000,000  (a)           5,655,850

Port Oakland, Revenue

   5.50%, 11/1/2020 (Insured; FGIC)                                                           3,800,000                4,013,864

COLORADO--12.7%

Arapahoe County Capital Improvement Trust Fund,

  Highway Revenue (E-470 Project):

      Zero Coupon, 8/31/2005                                                                  2,530,000                2,465,966

      Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005)                                          4,000,000  (a)           3,479,280

      7%, 8/31/2026 (Prerefunded 8/31/2005)                                                  11,000,000  (a)          12,470,590

Denver City and County, Airport Revenue:

   5%, 11/15/2008                                                                             3,515,000                3,857,818

   6%, 11/15/2017 (Insured; AMBAC)                                                            5,000,000                5,446,500

   7.50%, 11/15/2023 (Prerefunded 11/15/2004)                                                 2,060,000  (a)           2,232,525

   7.50%, 11/15/2023 (Insured; MBIA)                                                          9,715,000               10,526,202

Northwest Parkway Public Highway Authority, Revenue:

   Zero Coupon, 6/15/2027 (Insured; AMBAC)                                                    6,125,000                1,600,279

   7.125%, 6/15/2041 (Insured; AMBAC)                                                         3,250,000                3,311,880

CONNECTICUT--7.8%

Connecticut:

   10.038%, 6/15/2011                                                                         4,000,000  (b,c)         5,133,040

   9.538%, 12/15/2015                                                                         3,700,000  (b,c)         4,799,936


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Development Authority, PCR

  (Connecticut Light & Power)

   5.85%, 9/1/2028                                                                            1,250,000                1,310,887

Connecticut Housing Finance Authority

   5.85%, 5/15/2031                                                                           1,755,000                1,820,058

Connecticut (New Money)

   5.375%, 11/15/2015                                                                         5,945,000                6,619,460

Mashantucket Western Pequot Tribe, Special Revenue

   5.75%, 9/1/2027                                                                            8,000,000  (c)           8,124,640

DELAWARE--2.4%

Delaware Housing Authority, MFMR 7%, 5/1/2025                                                 3,725,000                3,503,176

Delaware Transportation Authority,

  Transportation System Revenue

   5%, 7/1/2019 (Insured; AMBAC)                                                              5,000,000                5,237,800

FLORIDA--.7%

Highlands County Health Facilities Authority,
   Revenue (Adventist/Sunbelt)
   6%, 11/15/2031                                                                             2,500,000                2,635,575

GEORGIA--3.3%

Georgia 5.25%, 7/1/2017                                                                        5,000,000                5,438,800

Georgia Road and Thruway Authority, Revenue

   5.25%, 10/1/2012                                                                           5,500,000                6,220,335

ILLINOIS--2.4%

Carol Stream, First Mortgage Revenue

   (Windsor Park Manor Project)
   6.50%, 12/1/2007                                                                           1,730,000                1,790,619

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facility):

      8.75%, 3/1/2010                                                                           112,000                  112,748

      8.25%, 8/1/2012                                                                         1,465,000                1,423,042

Metropolitan Pier and Exposition Authority,

  Dedicated State Tax Revenue

  (McCormick Place Expansion)

   5.50%, 6/15/2023 (Insured; MBIA)                                                           5,000,000                5,376,650

INDIANA--.8%

Indiana Development Finance Authority

  Exempt Facilities Revenue (Inland Steel)

   5.75%, 10/1/2011                                                                           5,000,000                2,881,200

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KANSAS--1.5%

Wichita, HR (Christi Health System, Inc.):

   6.25%, 11/15/2019                                                                          2,000,000                2,190,440

   6.25%, 11/15/2020                                                                          3,000,000                3,271,050

MARYLAND--.6%

Maryland Energy Financing Administration, SWDR

   (Wheelabrator Water Projects)
   6.45%, 12/1/2016                                                                           2,100,000                2,217,957

MASSACHUSETTS--6.2%

Massachusetts Health and Educational
  Facilities Authority, Revenue
  (Harvard University):

      5.75%, 1/15/2012                                                                        4,075,000                4,721,621

      5%, 7/15/2022                                                                           4,000,000                4,153,880

Massachusetts Industrial Finance Agency:

   Health Care Facility Revenue
      (Metro Health Foundation, Inc. Project)
      6.75%, 12/1/2027                                                                        8,000,000                7,326,880

   Water Treatment Revenue
      (American Hingham)

      6.95%, 12/1/2035                                                                        2,640,000                2,774,191

Route 3 North Transportation Improvement Asscociation, LR

   5.75%, 6/15/2017 (Insured; MBIA)                                                           3,000,000                3,380,670

MICHIGAN--1.1%

Michigan Hospital Finance Authority, Revenue

   9.219%, 11/15/2007                                                                         3,225,000  (b,c)         3,929,469

MISSOURI--.5%

Saint Louis Industrial Development Authority

   (Saint Louis Convention) 7.25%, 12/15/2035                                                 1,625,000                1,622,790

NEW JERSEY--7.3%

New Jersey Economic Development Authority, Revenue:

   9.027%, Series A, 6/15/2016                                                                2,495,000  (b,c)         2,966,281

   9.027%, Series B, 6/15/2016                                                                2,495,000  (b,c)         2,944,499

   (School Facilities- Construction 2001):

      5.25%, 6/15/2015 (Insured; AMBAC)                                                          10,000                   10,944

      5.25%, 6/15/2016 (Insured; AMBAC)                                                          10,000                   10,901

New Jersey Turnpike Authority, Turnpike Revenue:

   10.492%, 1/1/2011                                                                          6,350,000  (b,c)         8,491,030

   5.625%, 1/1/2015 (Prerefunded 1/1/2010)                                                    3,755,000  (a)           4,320,841

   5.625%, 1/1/2015 (Insured; MBIA)                                                             945,000                1,049,385

   5.50%, 1/1/2030 (Insured; MBIA)                                                            6,000,000                6,405,060


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW MEXICO--.4%

Farmington, PCR

  (Public Service Co.--San Juan Project)

   6.375%, 4/1/2022                                                                           1,430,000                1,497,382

NEW YORK--9.1%

New York City 5.75%, 8/1/2011 (Insured; MBIA)                                                 6,000,000                6,942,600

New York City Industrial Development Agency

  IDR (Laguardia Associates LP Project)

   5.80%, 11/1/2013                                                                           4,535,000  (d)           2,989,064

New York City Municipal Water Finance Authority

  Water & Sewer Systems Revenue:

      6%, 6/15/2033 (Prerefunded 6/15/2010)                                                   3,085,000  (a)           3,677,073

      6%, 6/15/2033                                                                           1,915,000                2,231,052

New York State Dormitory Authority, Revenues:

  (New York University):

      6%, 7/1/2017 (Insured; MBIA)                                                            3,500,000                4,172,000

      5.75%, 7/01/2027 (Insured; MBIA)                                                        6,000,000                6,884,160

   (City University Systems) 5.50, 7/1/2018                                                   5,175,000                5,592,416

NORTH CAROLINA--1.2%

North Carolina Eastern Municipal Power Agency,
   Power System Revenue 7%, 1/1/2013                                                          3,500,000                4,178,650

OHIO--2.4%

Cuyahoga County, Revenue

   (Cleveland Clinic Health Systems) 6%, 1/1/2032                                             4,000,000                4,229,480

Ohio Water Development Authority,

  Pollution Control Facilities Revenue

   (Cleveland Electric) 6.10%, 8/1/2020                                                       4,300,000                4,525,320

OKLAHOMA--2.1%

Holdenville Industrial Authority,

  Correctional Facility Revenue:

      6.60%, 7/1/2010 (Prerefunded 7/1/2006)                                                  2,045,000  (a)           2,350,912

      6.70%, 7/1/2015 (Prerefunded 7/1/2006)                                                  4,625,000  (a)           5,328,879

PENNSYLVANIA--.9%

Montgomery County Higher Education and
  Health Authority First Mortgage Revenue
  (AHF/Montgomery, Inc. Project)

   10.50%, 9/1/2020                                                                           3,205,000                3,226,730

RHODE ISLAND--.8%

Providence, Special Tax Increment Obligation

   6.65%, 6/1/2016                                                                            3,000,000                2,958,390

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA--1.5%

Greenville County School District,

  Installment Purchase Revenue

   (Building Equity Sooner Tomorrow)
   5.50%, 12/1/2028                                                                           5,000,000                5,225,450

TENNESSEE--3.0%

Memphis Center Revenue Finance Corporation,

  Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                         8,000,000                7,980,480

Shelby County Health Educational and
   Housing Facilities, Multi-Family Housing Board
   Revenue (Cameron Kirby)

   7.25%, 7/1/2023                                                                            2,825,000                2,624,227

TEXAS--4.8%

Alliance Airport Authority, Special Facilities
   Revenue (Federal Express Corp. Project)
   6.375%, 4/1/2021                                                                           5,040,000                5,292,202

Dallas-Fort Worth International Airport Revenue

   5.50%, 11/1/2021 (Insured; FSA)                                                            3,000,000                3,137,340

Gulf Coast Waste Disposal Authority, Revenue

  (Waste Disposal--Valero Energy Corp.)

   5.60%, 4/1/2032                                                                            6,000,000                5,559,000

Sabine River Authority, PCR
   (TXU Energy Company LLC Project)

   6.15%, 8/1/2022                                                                            2,995,000                3,119,023

UTAH--1.7%

Carbon County, SWDR

   (Sunnyside Cogeneration--A) 7.10%, 8/15/2023                                               6,370,000                6,045,066

VIRGINIA--.5%

West Point Industrial Development Authority, SWDR

  (Chesapeake Corp.)

   6.375%, 3/1/2019                                                                           2,000,000                1,721,800

WEST VIRGINIA--1.8%

Upshur County, SWDR (TJ International Project)

   7%, 7/15/2025                                                                              3,500,000                3,696,560

West Virginia Hospital Finance Authority, HR

  (Charleston Area Medical Center)

   6%, 9/1/2012 (Prerefunded 9/1/2010)                                                        2,440,000  (a)           2,877,858


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WISCONSIN--2.7%

Badger Tobacco Asset Securitization Corporation

  Tobacco Settlement Revenue

   7%, 6/1/2028                                                                               8,000,000                7,652,400

Wisconsin Health and Educational Facilities Authority,

   Revenue ( Aurora Health Care) 6.40%, 4/15/2033                                             2,000,000                2,068,240

U.S. RELATED--6.8%

Commonwealth of Puerto Rico:

   5.65%, 7/1/2015 (Insured; MBIA)                                                            4,000,000                4,656,200

   Public Improvement

      5.25%, 7/1/2013 (Insured; MBIA)                                                         6,000,000                6,773,160

Puerto Rico Commonwealth Highway &

  Transportation Authority, Highway Revenue

   5%, 7/1/2026 (Insured; FSA)                                                                4,200,000                4,641,168

Puerto Rico Public Finance Corporation 6%, 8/1/2026                                           7,000,000                8,224,580
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $336,585,090)                                                             98.0%              351,024,153

CASH AND RECEIVABLES (NET)                                                                         2.0%                7,003,730

NET ASSETS                                                                                       100.0%              358,027,883

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

FGIC                      Financial Guaranty Insurance
                          Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              AAA                             AAA                                              50.2

AA                               Aa                              AA                                               13.9

A                                A                               A                                                11.3

BBB                              Baa                             BBB                                              11.1

BB                               Ba                              BB                                                3.2

CCC                              Caa                             CCC                                                .8

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      9.5

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2003, THESE SECURITIES AMOUNTED TO $36,388,895 OR 10.2% OF NET ASSETS.

(D)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           336,585,090   351,024,153

Cash                                                                  2,160,288

Interest receivable                                                   6,569,474

Receivable for shares of Beneficial Interest subscribed                  75,231

Prepaid expenses                                                         29,047

                                                                    359,858,193
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           265,305

Payable for shares of Beneficial Interest redeemed                    1,463,486

Accrued expenses                                                        101,519

                                                                      1,830,310
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      358,027,883
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     382,767,032

Accumulated undistributed investment income--net                         18,116

Accumulated net realized gain (loss) on investments                (39,196,328)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      14,439,063
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      358,027,883



NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            311,871,060             34,906,586             11,250,237

Shares Outstanding                                                         24,068,938              2,693,176                866,919
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.96                  12.96                  12.98



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,271,388

EXPENSES:

Management fee--Note 3(a)                                            1,021,499

Shareholder servicing costs--Note 3(c)                                 589,980

Distribution fees--Note 3(b)                                           144,945

Registration fees                                                       27,379

Professional fees                                                       26,894

Custodian fees                                                          22,366

Prospectus and shareholders' reports                                    13,830

Trustees' fees and expenses--Note 3(d)                                   6,317

Loan commitment fees--Note 2                                             1,600

Miscellaneous                                                           21,253

TOTAL EXPENSES                                                       1,876,063

INVESTMENT INCOME--NET                                               8,395,325
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (2,901,419)

Net unrealized appreciation (depreciation) on investments              484,784

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (2,416,635)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,978,690

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2003         Year Ended
                                              (Unaudited)     April 30, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,395,325          19,489,807

Net realized gain (loss) on investments        (2,901,419)         (4,766,923)

Net unrealized appreciation
   (depreciation) on investments                  484,784           7,223,540

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,978,690          21,946,424
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (7,337,646)         (16,961,279)

Class B shares                                  (800,004)          (1,917,537)

Class C shares                                  (241,761)            (551,014)

TOTAL DIVIDENDS                               (8,379,411)         (19,429,830)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 29,692,563        201,005,593

Class B shares                                  2,657,153         12,247,298

Class C shares                                  1,226,071          7,720,435

Dividends reinvested:

Class A shares                                  4,197,327          9,199,796

Class B shares                                    416,684            995,838

Class C shares                                    140,787            320,614

Cost of shares redeemed:

Class A shares                               (41,902,039)        (252,318,674)

Class B shares                               (10,940,524)         (13,510,443)

Class C shares                                (3,346,910)          (4,226,633)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (17,858,888)         (38,566,176)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (20,259,609)         (36,049,582)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           378,287,492          414,337,074

END OF PERIOD                                 358,027,883          378,287,492

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 2003         Year Ended
                                              (Unaudited)     April 30, 2003
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     2,287,567          15,370,781

Shares issued for dividends reinvested            323,094             703,863

Shares redeemed                                (3,221,380)        (19,248,196)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (610,719)         (3,173,552)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       205,010            937,925

Shares issued for dividends reinvested             32,045             76,169

Shares redeemed                                  (841,037)        (1,034,265)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (603,982)           (20,171)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        93,522            587,173

Shares issued for dividends reinvested             10,815             24,498

Shares redeemed                                  (257,712)          (325,120)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (153,375)           286,551

(A) DURING THE PERIOD ENDED OCTOBER 31, 2003, 221,618 CLASS B SHARES REPRESENTING $2,889,444 WERE AUTOMATICALLY CONVERTED TO 221,663 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2003, 337,136 CLASS B SHARES REPRESENTING $4,405,116 WERE AUTOMATICALLY CONVERTED TO 337,150 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                              Six Months Ended                          Year Ended April 30,
                                              October 31, 2003  --------------------------------------------------------------------
CLASS A SHARES                                (Unaudited)         2003          2002(a)        2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
beginning of period                                  13.04         12.99         13.14          12.75          14.33         14.69

Investment Operations:

Investment income--net                                 .30(b)        .65(b)        .68(b)         .66            .70           .72

Net realized and unrealized
   gain (loss) on investments                         (.08)          .04          (.15)           .39          (1.42)         (.15)

Total from Investment Operations                       .22           .69           .53           1.05           (.72)          .57

Distributions:

Dividends from investment
   income--net                                        (.30)         (.64)         (.68)          (.66)          (.70)         (.72)

Dividends from net realized
   gain on investments                                  --             --           --             --           (.16)         (.21)

Total Distributions                                   (.30)         (.64)         (.68)          (.66)          (.86)         (.93)

Net asset value, end of period                       12.96         13.04         12.99          13.14          12.75         14.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                  1.71(d)        5.45          4.13           8.42          (5.01)         3.96
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .93(e)         .94           .92            .98            .93           .91

Ratio of net investment income
   to average net assets                             4.60(e)        4.95          5.20           5.09           5.28          4.96

Portfolio Turnover Rate                             63.50(d)       92.94         49.90          58.03          70.39         46.84
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     311,871       321,936       361,701        349,345        361,567       432,276

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  5.19% TO  5.20%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Fund


                                          Six Months Ended                              Year Ended April 30,
                                           October 31, 2003     --------------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2003          2002(a)        2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.05         12.99         13.14          12.76          14.33         14.69

Investment Operations:

Investment income--net                                 .27(b)        .58(b)        .61(b)         .60            .63           .65

Net realized and unrealized
   gain (loss) on investments                         (.09)          .06          (.15)           .38          (1.41)         (.15)

Total from Investment Operations                       .18           .64           .46            .98           (.78)          .50

Distributions:

Dividends from investment
   income--net                                        (.27)         (.58)         (.61)          (.60)          (.63)         (.65)

Dividends from net realized
   gain on investments                                  --            --            --             --           (.16)         (.21)

Total Distributions                                   (.27)         (.58)         (.61)          (.60)          (.79)         (.86)

Net asset value, end of period                       12.96         13.05         12.99          13.14          12.76         14.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   1.37(d)       5.00          3.60           7.93          (5.51)         3.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.44(e)       1.44          1.43           1.49           1.45          1.42

Ratio of net investment income
   to average net assets                              4.09(e)       4.44          4.69           4.63           4.71          4.44

Portfolio Turnover Rate                              63.50(d)      92.94         49.90          58.03          70.39         46.84
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      34,907        43,022        43,092         47,026         52,979       112,583

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.68% TO  4.69%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                           Six Months Ended                             Year Ended April 30,
                                           October 31, 2003     --------------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)         2003          2002(a)        2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.06         13.01         13.16          12.77          14.35         14.71

Investment Operations:

Investment income--net                                 .26(b)        .55(b)        .57(b)         .57            .60           .61

Net realized and unrealized
   gain (loss) on investments                         (.09)           .05         (.14)           .39          (1.42)         (.15)

Total from Investment Operations                       .17            .60          .43            .96           (.82)          .46

Distributions:

Dividends from investment
   income--net                                        (.25)          (.55)        (.58)          (.57)          (.60)         (.61)

Dividends from net realized
   gain on investments                                  --             --          --             --            (.16)         (.21)

Total Distributions                                   (.25)          (.55)        (.58)          (.57)          (.76)         (.82)

Net asset value, end of period                       12.98          13.06        13.01          13.16          12.77         14.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   1.34(d)        4.67         3.35           7.63          (5.71)         3.16
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.67(e)        1.67         1.66           1.72           1.68          1.67

Ratio of net investment income
   to average net assets                              3.87(e)        4.18         4.45           4.36           4.52          4.11

Portfolio Turnover Rate                              63.50(d)       92.94        49.90          58.03          70.39         46.84
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      11,250         13,330        9,544          4,035          4,424         8,095

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.42% TO  4.45%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Municipal Bond Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $11,007 during the period ended October 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $31,281,853 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2003. If not applied, $11,182,708 of the carryover expires in fiscal 2008, $9,553,959 expires in fiscal 2009, $4,754,947 expires in fiscal 2010 and $5,790,239 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2003 was as follows: tax exempt income $19,429,830. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--BANK LINE OF CREDIT:

  The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.


During the period ended October 31, 2003, the Distributor retained $293,959 from commissions earned on sales of the fund's Class A shares, and $125,332 and $4,295 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2003, Class B and Class C shares were charged $97,993 and $46,952, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2003 Class A, Class B and Class C shares were charged $399,671, $48,996 and $15,651, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2003, the fund was charged $89,115 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2003, amounted to $230,811,192 and $249,297,852 respectively.

At  October 31, 2003, accumulated net unrealized appreciation on investments was
$14,439,063,   consisting  of  $20,846,889  gross  unrealized  appreciation  and
$6,407,826 gross unrealized depreciation.

At October 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                  For More Information

                        Dreyfus Premier
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                       Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  022SA1003



ITEM 2.  CODE OF ETHICS.

            Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

            Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Municipal Bond Fund

By:   /S/ STEPHEN E. CANTER
          Stephen E. Canter
          President

Date: December 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  December 19, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  December 19, 2003


                                  EXHIBIT INDEX

     (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

     (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)